BLACKROCK SERIES FUND, INC.

BlackRock U.S. Government Bond Portfolio

BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock U.S. Government Bond V.I. Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated August 12, 2013

to the Prospectuses of each Fund, each dated May 1, 2013

Effective immediately, the following changes are made to the Funds’ Prospectuses:

The fourth paragraph in the section of the Prospectus entitled “Fund Overview — Principal Investment Strategies of the Fund” is amended to add the following:

Non-dollar denominated bonds purchased by the Fund are, at the time of purchase, rated in the four highest rating categories by at least one major rating agency (Baa or better by Moody’s Investor Service, Inc. (“Moody’s”) or BBB or better by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”)) or are determined by the Fund management team to be of similar quality. Securities rated in any of the four highest rating categories are known as “investment grade” securities.

The section of the Prospectus entitled “Details about the Fund — How the Fund Invests — Investment Process” is amended to add the following:

If the rating of a non-dollar denominated bond held by the Fund falls below investment grade, the management team will decide whether to continue to hold the security.

The fourth paragraph in the section of the Prospectus entitled “Details about the Fund — How the Fund Invests — Principal Investment Strategies” is amended to add the following:

Non-dollar denominated bonds purchased by the Fund are, at the time of purchase, rated in the four highest rating categories by at least one major rating agency (Baa or better by Moody’s Investor Service, Inc. (“Moody’s”) or BBB or better by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”)) or are determined by the Fund management team to be of similar quality. Securities rated in any of the four highest rating categories are known as “investment grade” securities.

Shareholders should retain this Supplement for future reference.

PRO-VAR-SRS-0813SUP